UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2020
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

ITEM 7.01    REGULATION FD DISCLOSURE

Pacific Premier Bancorp, Inc. (the “Company”) is filing an investor presentation relating to its fourth quarter of 2019 (the “Presentation”), which will be used by Steven R. Gardner, Chairman, President and Chief Executive Officer, and Ronald J. Nicolas, Senior Executive Vice President and Chief Financial Officer, for presentations to investors and others. The Presentation replaces and supersedes investor presentation materials previously furnished as an exhibit to the Company’s Current Reports on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.1. The Presentation is also available on the Company’s website at www.ppbi.com on the Presentations page in the “Investor” section.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

ITEM 8.01    OTHER EVENTS

The only information contained in this Current Report on Form 8-K being filed for the purposes of Rule 425 under the Securities Act is the information relating solely to the Company’s acquisition of Opus Bank contained in the Presentation furnished herewith as Exhibit 99.1 and being filed under this Item 8.01.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

99.1	Pacific Premier Bancorp, Inc., Investor Presentation, Fourth Quarter 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	March 11, 2020	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer